SECURITIES AND EXCHANGE COMMISSION

                          	WASHINGTON, D.C.  20549



                                 	FORM 8-K



         	CURRENT REPORT	Pursuant to Section 13 or 15(d) of
                	the Securities Exchange Act of 1934



Date of Report    	(Date of earliest event reported)   February 23, 1999


                      	COVEST BANCSHARES, INC.
       	(Exact name of Registrant as specified in its charter)


	Delaware                       0-20160               36-3820609
	(State or other          (Commission File No.)     (IRS Employer
  jurisdiction of                                       Number)
  incorporation)


           749 Lee Street, Des Plaines, llinois	    60016
         (Address of principal executive offices)	(Zip Code)



	(Registrant's telephone number, including area code) 847-294-6500


Item 5.  Other Events

On February 23, 1999, the Company issued a press release pertaining to a regular quarterly dividend. The text of the press release is attached hereto as Exhibit 99.1


Exhibit 99.1

Des Plaines, IL. February 23, 1999 - CoVest Bancshares, Inc. (Nasdaq/COVB), the holding company for CoVest Banc, Des Plaines, Illinois, announced today that the Company's board of directors has declared an $.08 per share regular quarterly dividend. This dividend, which is the 17th consecutive regular quarterly dividend, will be payable on March 31, 1999 to holders of record on March 15, 1999.

As of December 31, 1998, CoVest Bancshares had consolidated assets of $548.7 million. The Bank operates three full-service offices in Arlington Heights, Des Plaines, and Schaumburg, and mortgage offices in Aurora and McHenry, Illinois.




	                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  February 23, 1999


                   COVEST BANCSHARES, INC.


                   By:_________________________
                      James L. Roberts
                      President and
                        Chief Executive Officer



                   By:_________________________
                      Paul A. Larsen
                      Senior Vice President and
                        Chief Financial Officer